UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 25, 2014

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 559-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Citigroup Inc.

Current Report on Form 8-K

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

1.01	Terms Agreement, dated November 18, 2014, among Citigroup Inc. (the “Company”) and the underwriters named therein, relating to the offer and sale of the Company’s 1.850% Notes due November 24, 2017.

4.01	Form of Note for the Company’s 1.850% Notes due November 24, 2017.

5.01	Opinion of Barbara Politi, Esq.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 2014	CITIGROUP INC.

	By:	/s/ Barbara Politi
Barbara Politi
Assistant Secretary

Exhibit Index

Exhibit No.	Description

1.01	Terms Agreement, dated November 18, 2014, among Citigroup Inc. (the “Company”) and the underwriters named therein, relating to the offer and sale of the Company’s 1.850% Notes due November 24, 2017.

4.01	Form of Note for the Company’s 1.850% Notes due November 24, 2017.

5.01	Opinion of Barbara Politi, Esq.

4